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                    JOHN HANCOCK VARIABLE ANNUITY ACCOUNT H

                        SUPPLEMENT DATED March 21, 1997
                      TO PROSPECTUS DATED January 22, 1997



On page 24 of the Prospectus, the following disclosure should be substituted for the text under the heading DISTRIBUTION OF THE CONTRACTS:



     JHFI is registered as a broker-dealer under the Securities Exchange Act of 1934 and is a member of the National Association of Securities Dealers, Inc. JHFI acts as principal underwriter and principal distributor of the Contracts. The Contracts may be purchased through broker-dealers and certain financial institutions who have entered into selling agreements with JHFI and the Company, and whose representatives are authorized by applicable law to sell annuity products. The compensation paid to such broker-dealers and financial institutions is not expected to exceed 6.25% of premium payments. The offering of the Contracts is intended to be continuous, but neither the Company nor JHFI is obligated to sell any particular amount of Contracts.

     The Company reimburses JHFI for direct and indirect expenses actually incurred in connection with the marketing and sale of the Contracts.